EXHIBIT 10.12

ASSIGNMENT BY INVENTORS

THIS ASSIGNMENT, made by Victor Santos; James Seibel; Pablo Rodriguez Bertorello; Rafael Mitsuo Maki; and Marcos Vinicius Cracco Bozza (hereinafter referred to as Assignors), residing at 44 Washington, Apt. 816, Brookline, Massachusetts  02445; 25 Gartland Street, No. 2, Jamaica Plain, Massachusetts  02130; 3130  Alpine Road, No. 288-488, Portola Valley, California  94208; Alameda Eduardo Prado, 716, apto 61, Campos Elíseos, CEP 01218-012 Sao Paulo, BRAZIL; and Rua Barata Ribeiro, 156 - AP 51 - Bela Vista, 01308-000 Sao Paulo, BRAZIL, respectively;

WHEREAS, Assignors have invented certain new and useful improvements in SYSTEMS AND METHODS FOR MANAGING DATA USAGE ON MOBILE COMMUNICATION DEVICES, set forth in a Provisional application for Letters Patent of the United States, already filed on March 20, 2017 as U.S. Application No. 62/473,824; and

WHEREAS, Airfox.io, having its principal place of business at 44 Washington, Apt. 816, Brookline, Massachusetts  02445 (hereinafter referred to as Assignee), is desirous of acquiring the entire right, title and interest in and to said inventions and said Application for Letters Patent of the United States, and in and to any Letters Patent of the United States to be obtained therefore and thereon.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and sufficient consideration, the receipt of which is hereby acknowledged, Assignors have sold, assigned, transferred and set over, and by these presents do sell, assign, transfer and set over, unto Assignee, its successors, legal representatives and assigns, the entire right, title and interest in and to the above-mentioned inventions and application for Letters Patent, and in and to any and all direct and indirect divisions, continuations and continuations-in-part of said application, and any and all Letters Patent in the United States and all foreign countries which may be granted therefore and thereon, and reissues, reexaminations and extensions of said Letters Patent, and all rights under the International Convention for the Protection of Industrial Property, the same to be held and enjoyed by Assignee, for its own use and benefit and the use and benefit of its successors, legal representatives and assigns, to the full end of the term or terms for which Letters Patent may be granted and/or extended, as fully and entirely as the

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same would have been held and enjoyed by Assignors, had this sale and assignment not been made.

AND for the same consideration, Assignors hereby represent and warrant to Assignee, its successors, legal representatives and assigns, that, at the time of execution and delivery of these presents, except for any rights, titles and/or interests that have arisen to Assignee under law or that have already been transferred to Assignee, Assignors are the sole and lawful owners of the entire right, title and interest in and to the said inventions and application for Letters Patent above-mentioned, and that the same are unencumbered and that Assignors have good and full right and lawful authority to sell and convey the same in the manner herein set forth.

AND for the same consideration, Assignors hereby covenant and agree to and with Assignee, its successors, legal representatives and assigns, that Assignors will sign all papers and documents, take all lawful oaths and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of any Letters Patent and applications for Letters Patent for said inventions, without charge to Assignee, its successors, legal representatives and assigns, whenever counsel of Assignee, or counsel of its successors, legal representatives and assigns, shall advise: that any proceeding in connection with said inventions, or said Provisional application for Letters Patent, or any proceeding in connection with any Letters Patent or applications for Letters Patent for said inventions in any country, including but not limited to interference proceedings, is lawful and desirable; or, that any division, continuation or continuation-in-part of any application for Letters Patent, or any reissue, reexamination or extension of any Letters Patent, to be obtained thereon, is lawful and desirable.

AND Assignors hereby request the Commissioner for Patents and Trademarks to issue said Letters Patent of the United States to Assignee, as Assignee of said inventions and the Letters Patent to be issued thereon, for the sole use and benefit of Assignee, its successors, legal representatives and assigns.

AND Assignors hereby grant the following individuals the power to insert on this Assignment any further identification which may be necessary or desirable in order to comply

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with the rules of the United States Patent and Trademark Office for recordation of this document:

GOODWIN PROCTER LLP

All practitioners at Customer Number 051414

AND Assignors acknowledge an obligation of assignment of this invention to Assignee at the time the invention was made.

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DocuSign Envelope ID: 16B3B600-BDB5-42C2-B07A-62D3DE3E79B1

3/22/2017	DocuSigned by: Victor Santos A3F2DF88B0F6422...
Date	Victor Santos

Witness:

Date 3/22/2017	**Sara Choi, Co-Founder**

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ARX-001PR

DocuSign Envelope ID: 16B3B600-BDB5-42C2-B07A-62D3DE3E79B1

3/22/2017

Date

DocuSigned by:
James Seibel
5A743F67DEAC465...

James Seibel

Witness:

3/22/2017

Date

DocuSigned by:
Victor Santos
A3F2DF88B0F6422...

Victor Santos

5

ARX-001PR

DocuSign Envelope ID: 16B3B600-BDB5-42C2-B07A-62D3DE3E79B1

3/22/2017	DocuSigned by: Pablo Rodriguez Bertorello F008EBF260F9435...
Date	Pablo Rodriguez Bertorello

Witness:

3/22/2017	DocuSigned by: Victor Santos A3F2DF88B0F6422...
Date

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ARX-001PR

DocuSign Envelope ID: 16B3B600-BDB5-42C2-B07A-62D3DE3E79B1

3/22/2017

DocuSigned by:
Rafael Mitsuo Maki
EB6CE90798EE4AA...

Date

Rafael Mitsuo Maki

Witness:

3/22/2017

DocuSigned by:
Victor Santos
A3F2DF88B0F6422...

Date

Victor Santos

7

ARX-001PR

DocuSign Envelope ID: 16B3B600-BDB5-42C2-B07A-62D3DE3E79B1

3/22/2017

Date

DocuSigned by:
Marcos Vinicius Cracco Bozza
C9C1CB2D9F6C450...

Marcos Vinicius Cracco Bozza

Witness:

3/22/2017

Date

DocuSigned by:
Victor Santos
A3F2DF88B0F6422...

Victor Santos

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ARX-001PR